UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 10, 2006

APPLIED IMAGING CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-21371	77-0120490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Baytech Drive

San Jose, California 95134

(Address of principal executive offices, including zip code)

(408) 719-6400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 10, 2006, Applied Imaging Corp. entered into a Purchase Agreement attached hereto as Exhibit 4.1 (the “Agreement”), with the accredited investors named therein (each, an “Investor” and collectively, the “Investors”). Pursuant to the Agreement, each Investor purchased at the closing on March 14, 2005, a number of shares of Applied Imaging common stock that in the aggregate totaled 773,812 shares (the “Shares”), at a price of $1.68 per share. The aggregate consideration received from the private placement was $1,300,004.16.

Pursuant to the Agreement, the Investors also received warrants in the form attached hereto as Exhibit 4.2 to purchase an additional aggregate total of 193,453 shares of Applied Imaging common stock (the “Warrant Shares”). Each warrant may be exercised at any time commencing on September 14, 2006 at an exercise price per share of $2.52. The warrants will expire on March 14, 2010.

The private placement was completed pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder. Each investor was an accredited investor within the meaning of Rule 501(a) of Regulation D and the securities were sold without any general solicitation by the company or its representatives.

Bathgate Capital Partners LLC acted as placement agent for the private placement, and received placement fees equal to 10% of the aggregate gross proceeds of the offering. Additionally, warrants exercisable for 19,345 shares of Applied Imaging common stock were issued to individuals affiliated with Bathgate Capital Partners LLC. The warrants may be exercised at an exercise price per share of $2.02. The terms of the warrants are substantially similar to the ones issued to the Investors.

Applied Imaging agreed to register the resale of the Shares and the Warrant Shares with the Securities and Exchange Commission within 90 days following the closing of the private placement (the “Resale Registration”).

On March 15, 2006, Applied Imaging issued the press release attached hereto as Exhibit 99.1 regarding the transactions described in this report.

The foregoing description is only a summary and is qualified in its entirety by reference to the aforementioned transaction documents contained in Exhibits 4.1, 4.2, 4.3 and 99.1, each of which is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Purchase Agreement dated March 10, 2006 by and between Applied Imaging Corp. and the Investors

4.2	Form of Common Stock Warrant

4.3	Registration Rights Agreement dated March 10, 2006 by and between Applied Imaging Corp. and the Investors

99.1	Press Release of Applied Imaging Corp. dated March 15, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED IMAGING CORP.

By:	/s/ Terence Griffin
Terence Griffin Chief Financial Officer

Date: March 16, 2006

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